Exhibit 24

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 20, 2012

/s/ Stanley R. Fallis
Stanley R. Fallis

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 20, 2012

/s/ Duane C. McDougall
Duane C. McDougall

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 18, 2012

/s/ Eric E. Parsons
Eric E. Parsons

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. docs hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $ 1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 15, 2012

/s/ George J. Puentes
George J. Puentes

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 19, 2012

/s/ Mary F. Sammons
Mary F. Sammons

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 18, 2012

/s/ E. Kay Stepp
E. Kay Stepp

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers, conferred.

DATED: June 21, 2012

/s/ Michael G. Thorne
Michael G. Thorne

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 15, 2012

/s/ Virginia L. Anderson
Virginia L. Anderson

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee, Holley Y. Franklin, and Robert M. Erickson, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1,000,000,000 of common stock, preferred stock, debt securities and warrants of StanCorp Financial Group, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

DATED: June 18, 2012

/s/ Frederick W. Buckman
Frederick W. Buckman

1100 SW Sixth Avenue

Portland OR 97204-1093

tel 888.937.4783